UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2025

Cellectar Biosciences, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Florham Park, NJ, 07932

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (608) 441-8120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CLRB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws

On June 24, 2025, Cellectar Biosciences, Inc., a Delaware corporation (the “Company”), effected a one-for-thirty reverse stock split of the Company’s common stock, par value $0.00001 (the “Reverse Split”) by amending its Second Amended and Restated Certificate of Incorporation (the “Amendment”). No fractional shares were issued in connection with the Reverse Split. In lieu thereof, the aggregate of all fractional shares otherwise issuable to the holders of record of common stock shall be issued to the transfer agent, as agent for the accounts of all holders of record of common stock and otherwise entitled to have a fraction of a share issued to them. The sale of all of the fractional interests will be effected by the transfer agent as soon as practicable after the effective time on the basis of the prevailing market prices of the common stock at the time of the sale. After such sale, the transfer agent will pay to such holders of record their pro rata share of the total net proceeds derived from the sale of the fractional interests.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Number	Title
3.1	Amendment to Second Amended and Restated Certificate of Incorporation of Cellectar Biosciences, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLECTAR BIOSCIENCES, INC.

Date: June 25, 2025	By:	/s/ Chad J. Kolean
	Name:	Chad J. Kolean
	Title:	Chief Financial Officer